June 3, 1996






TO PARTICIPANTS, AFL-CIO HOUSING INVESTMENT TRUST



Enclosed is the Notice of the 1996 Annual Meeting of Participants and a Proxy Statement describing the election for Trustees and other indicated matters that are expected to come up at the meeting.

Also enclosed is a Proxy for each Participant noting the number of Units held by that
Participant and the exact name in which those Units are registered. A Participant that does not wish to send a representative to the meeting should complete the Proxy and return it to us in the enclosed envelope as soon as possible. A copy of the Proxy may be faxed to us as long as the originally executed Proxy is postmarked no later than June 24,1996, the date of the Annual
Meeting.


                                     Sincerely,



                                     Stephen Coyle
                                     Chief Executive Officer






PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY WITHIN FIVE DAYS
OF RECEIPT




Enclosures
                   AFL-CIO HOUSING INVESTMENT TRUST

             Notice of 1996 Annual Meeting of Participants

- -----------------------------------------------------------------------------

To Participants, AFL-CIO Housing Investment Trust:

     Notice is hereby given that the 1996 Annual Meeting of Participants (the "Meeting") of the American Federation of Labor and Congress of Industrial Organizations Housing Investment Trust (the "Trust"), a District of Columbia common law trust, will be held at the offices of the Trust, 1717 K Street, N.W., Suite 707, Washington, D.C., 20006 on Monday, June 24, 1996 at 11:00 am for the following purposes:

     1. To elect a Chairman to hold office until the 1997 Annual Meeting of Participants and until his successor is elected and qualifies.

     2. To elect 3 Class I Union Trustees and 3 Class I Management Trustees to hold office until the 1999 Annual Meeting of Participants and until their respective successors are elected and qualify.

     3. To ratify the selection of KPMG Peat Marwick L.L.P. as the independent public accountants for the Trust's fiscal year ending December 31, 1996.

     4. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

     The Board of Trustees has fixed the close of business on May 1, 1996 as the record date for the determination of Participants entitled to notice of and to vote at the Meeting and any adjournment(s) thereof. Accordingly, only Participants of record as of the close of business on that date are entitled to notice of and to vote at the Meeting or at any such adjournment. The transfer books of the Trust will not be closed.

                                By Order of the Board of Trustees.



                                Stephen Coyle
                                Chief Executive Officer

Dated:   May 31, 1996

As filed with the Securities and Exchange Commission on June 3, 1996

                                                      Registration No. 2-78066

                        --------------------------------

                           SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant  [x]
Filed by a Party other than the Registrant  [  ]

Check the appropriate box:
[  ]  Preliminary Proxy Statement
[  ]  Confidential, for Use of Commission Only
[x ]  Definitive Proxy Statement
[  ]  Definitive Additional Materials

                      ------------------------------------
                   AMERICAN FEDERATION OF LABOR AND CONGRESS OF
                 INDUSTRIAL ORGANIZATIONS HOUSING INVESTMENT TRUST
                       ------------------------------------


PAYMENT OF FILING FEE:

[x]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

[  ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
     6(i)(3).

[ ] Fee computed on the table below per Exchange Act Rules 14a(6)-(i)(4) and 0-11.
     1) Title of Each Class of securities to which transaction applies:

        ---------------------------------------------------------------
     2) Aggregate Number of Securities to which transaction applies:

        ---------------------------
     3) Per Unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
                                           ------------------------------
     4) Proposed maximum aggregate value of transaction:
                                                        -----------------
     5) Total fee paid:
                       --------------------------------------------------

[  ] Fee paid previously with preliminary materials.

[  ] Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
                               ---------------------------------------------
     2) Form, Schedule or Registration Statement Number:
                                                        --------------------
     3) Filing Party:
                     -------------------------------------------------------
     4) Date Filed:

- --------------------------------------------------------
                      AFL-CIO HOUSING INVESTMENT TRUST

                           ----------------------

                              PROXY STATEMENT

                           ----------------------

                              June 3, 1996


                              General matters


     This Proxy Statement is furnished in connection with the solicitation of proxies for use at the annual meeting of Participants (the "Meeting") of the American Federation of Labor and Congress of Industrial Organizations Housing Investment Trust (the "Trust") to be held at the offices of the Trust, 1717 K Street, N.W., Suite 707, Washington, D.C. 20006, on Monday, June 24, 1996, beginning at 11:00 am and at any adjournment(s) thereof.

     A copy of the Trust's annual report for the year ended December 31, 1995 was previously mailed to each Participant entitled to vote at the Meeting together with financial statements for the fiscal year ended December 31, 1995. The Trust will furnish, without charge, a copy of the annual report for 1995 and the most recent semi-annual report succeeding the annual report, if any, to any Participant that requests one. Requests for reports should be made by placing a collect call to the Trust, at (202) 331-8055, directed to Stephanie Turman. Written requests may be directed to Michael Arnold, Director of Investor Relations, AFL-CIO Housing Investment Trust, 1717 K Street, N.W., Suite 707, Washington, D.C. 20006.

     If the Proxy that is enclosed with this Proxy Statement is properly executed and returned, the Units of Participation it represents will be voted at the Meeting in accordance with the instructions noted thereon. If no direction is indicated, the Proxy will be voted in accordance with the Trustees' recommendations set forth thereon. Any Participant giving a Proxy may revoke it at any time before it is exercised by giving written notice to the Trust bearing a date later than the date of the Proxy, by submission of a later dated Proxy, or by voting in person at the Meeting, which any Participant may do whether or not such Participant has previously given a Proxy.

PERSONS MAKING THE SOLICITATION

     The Proxy is being solicited by the Board of Trustees of the Trust through the mail. The cost of solicitation will be paid by the Trust.
Further solicitation of proxies may be made by telephone or oral communication with some Participants following the original solicitation. Any such further solicitation will be made by Trustees or officers of the Trust who will not be compensated therefor. The date on which proxy materials were first mailed to Participants was June 3, 1996.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     As of the close of business on May 1, 1996, there were 1,126,840.5796 Units of Participation of the Trust outstanding, each Unit being entitled to one vote. No shares of any other class of securities were outstanding as of that date.

     Only Participants of record as of the close of business on May 1, 1995, will be entitled to vote at the Meeting.

     The following table sets forth the beneficial ownership information as of May 1, 1995, with respect to each Labor Organization and Eligible Pension Plan (as each of those terms is defined in the Trust's Declaration of Trust) known to the Trust to be the beneficial owner of more than 5 percent (that is more than 56,342.0290 Units) of the Trust's 1,126,840.5796 outstanding Units of Participation. Because only Labor Organizations and Eligible Pension Plans are eligible to own Units of Participation in the Trust, no Units of Participation are owned by any Trustee or nominee individually. The Units are the only class of securities or units of beneficial ownership issued by the Trust.


Name and Address of
 Beneficial Owner               Number of Units      Percent of Total Units

Ohio Public Employees'
Retirement System
227 East Town Street
Columbus, Ohio  43215            67,165.5901 Units              5.96%

California Public Employees'
Retirement System
400 "P" Street
Suite 2220
Sacramento, California  96814    65,399.8217 Units              5.80%

                         ELECTION OF TRUSTEES

PROPOSAL I:    TO ELECT THE CHAIRMAN

PROPOSAL II:   TO ELECT FOUR CLASS I UNION TRUSTEES AND
               THREE CLASS I MANAGEMENT TRUSTEES

     Under the Trust's Declaration of Trust, the Board of Trustees may have up to 25 Trustees. Up to 12 Trustees may be Union Trustees, up to 12 Trustees may be Management Trustees, and one Trustee is to be the Chairman. The Board of Trustees currently consists of 20 Trustees, 11 of whom are Union Trustees (Coia, Georgine, Hanley, Hurt, Joyce, Lucassen, McEntee, Monroe, Moore, Sweeney and Trumka), 8 of whom are Management Trustees (Duvernay, Fleischer, Knoll, LaVere, Miller, Spear, Stanley and Wiegert), and one of whom is the Chairman (Ravitch). Proxies will not be voted for a greater number of persons than the number of nominees named.

     The Declaration of Trust divides the Union and Management Trustees into three Classes. Each Class is required to have, insofar as the pool of Trustees permits, an equal number of Union and Management Trustees. The term of each Class expires at the third annual meeting following its election; the term of one Class expires each year. At each annual meeting, the Participants elect a Chairman to serve until the next annual meeting and such number of Trustees as is necessary to fill vacancies in the Class whose terms expire as of that meeting and any Trustee appointed to complete the remainder of a term. The terms of office of Trustees Hanley*, Lucassen*, McEntee*, Trumka*,
Knoll, LaVere, Miller and Ravitch will expire on the day of the Meeting. Trustees Hanley*, LaVere, Trumka* and Ravitch have been nominated for reelection. Trustees Lucassen*, McEntee* and Knoll are not standing for reelection and will retire from the Board of Trustees following the Meeting. Trustee Miller will not stand for reelection as a Class I Trustee; however, Mr. Miller has been appointed by the Board of Trustees to serve the remaining year of the term of Anthony Presutto, a Class II Management Trustee who passed away in February 1996. The principal occupations and business experience for the past five years of these Class I Trustees standing for reelection are described below under "Nominees for Reelection."

     In addition to those Trustees standing for reelection, 3 new nominees have been nominated to stand for election as Class I Trustees at the Meeting:
Linda Chavez-Thompson, Walter Kardy and George Latimer. None of the new nominees currently serves, nor have they previously served, as Trustees and each if elected would occupy a vacant seat on the Board of Trustees. If elected, nominee Chavez-Thompson* will be Class I Union Trustees, and nominees Kardy and Latimer will be Class I Management Trustees. The occupation and business experience of the past five years of the new nominees standing for election at the Meeting are described below under "New Nominees".

     If a proxy in the enclosed form is received from a Participant, the Units of Participation represented by such Proxy will be voted for the nominees listed below (unless otherwise indicated on the proxy). Class I Trustees will serve for three-year terms ending in 1999 and until their respective successors are elected and qualify.

     Although the Trust does not contemplate that any of the nominees will be unavailable for election, if a vacancy in the slate of nominees should be occasioned by death or other unexpected occurrence, it is currently intended that the proxies will be voted for such other persons, if any, as the Executive Committee may recommend.

     The following information was furnished to the Trust by each nominee and sets forth the name, age, principal occupation or employment of each nominee and the period, if applicable, during which he has served as a Trustee of the Trust. Each nominee has consented to be named in this Proxy Statement and to serve on the Board of Trustees if elected.

NOMINEES FOR REELECTION

     The following nominees will stand for reelection at the 1996 meeting of Participants.


                    Principal Occupation/Business         Trustee
Name                Experience During Past 5 Years         Since         Age
- -----------------------------------------------------------------------------
Richard Ravitch     Principal,
                      Ravitch, Rice & Co.
                    formerly President and Chief
                      Executive Officer, Player Relations
                      Committee of Major League Baseball
                    formerly Chairman, Aquarius Management
                      Corporation (limited profit housing
                      project management)
                    formerly Chairman and Chief Executive
                      Officer, Bowery Savings Bank             1992         62

Francis X. Hanley*  General President
                    (formerly General Secretary-Treasurer),
                      International Union of Operating
                      Engineers                                1990         65

Richard L. Trumka   Secretary-Treasurer,
                      AFL-CIO
                    formerly President,
                      Mine Workers of America, United          1995         46

H. D. LaVere        President,
                      Michigan Carpentry, Inc.
                      (residential building contractor)
                    Labor Relations Director,
                      Michigan Carpentry Contractors
                      Association                              1982         67



NEW NOMINEES

     The following nominees have not previously served as Trustees and will stand for election at the 1996 meeting of Participants.

- ----------------------
*Interested Person of the Trust. See "Information Regarding the Trust" for further discussion.

                       Principal Occupation/Business         Proposed
Name                   Experience During Past 5 Years         Class        Age
- ------------------------------------------------------------------------------
Linda Chavez-Thompson  Executive Vice President              Class I
                         AFL-CIO                             Union Trustee  52

Walter Kardy           President,                            Class I
                         Specialty Contractors Management,   Management
                         Inc.                                Trustee        68

George Latimer         Chief Executive Officer,
                         National Equity Fund
                       Professor of Urban Studies,
                         Macalaster College
                       formerly Director of Special Actions
                       Office,
                         U.S. Department of Housing and
                         Urban Development                    Class I
                       formerly Dean,                         Management
                         Hamline University Law School        Trustee       60


INCUMBENT TRUSTEES

     The following Trustees will remain in office in accordance with the Trust's Declaration of Trust, and are expected to stand for reelection at subsequent annual meetings of Participants.

                       Principal Occupation/Business         Trustee
Name                   Experience During Past 5 Years         Since        Age
- ------------------------------------------------------------------------------
Arthur A. Coia*        General President
                       (formerly Secretary-Treasurer),
                         Laborers' International Union
                         of North America                      1993         53

Terrence R. Duvernay   Vice President & Co-Manager,
                       Housing Group,
                         Legg Mason,
                       formerly Director, Public Finance Group,
                         CS First Boston Corp.
                       formerly Deputy Secretary,
                         U.S. Department of Housing and Urban
                         Development
                       formerly Executive Director,
                         Georgia Housing and Finance Authority
                         Michigan State Housing Development
                         Authority                              1995        53

Alfred J. Fleischer    Chairman,
                         Fleischer-Seeger Construction
                         Corporation
                       formerly Director,
                         National Corporation for Housing
                         Partnerships of Washington, D.C.        1992
Robert A. Georgine*    President,
                         Building and Construction Trades
                         Department, AFL-CIO
                       Chairman and Chief Executive Officer,
                         Union Labor Life Insurance Company      1982       63

Frank Hurt*            President,
                         Bakery, Confectionery and Tobacco
                         Workers International Union             1993       57

John T. Joyce*         President,
                         Bricklayers and Allied Craftsworkers
                         International Union
                       Director,
                         Union Labor Life Insurance Company      1993       60

George Miller          Executive Vice President,
                         Mason Contractors of America            1987       72

A. L. Monroe*          General President (formerly General
                       Secretary-Treasurer),
                         International Brotherhood of Painters
                         and Allied Trades, AFL-CIO
                       Director,
                         Union Labor Life Insurance Company      1995       62

Jack F. Moore*         Secretary (formerly Vice President)
                         International Brotherhood of
                         Electrical Workers                      1987       69

Marlyn J. Spear        Investment Coordinator, Milwaukee Vicinity
                         Building Trades United Pension
                         Trust Fund                              1995       43

Tony Stanley           Executive Vice President and Director,
                         TransCon Builders, Inc.
                         (building construction)                 1985       62

John Sweeney*          President,
                         AFL-CIO
                       formerly International President,
                         Service Employees International Union   1981       61

Patricia F. Wiegert    Retirement Administrator,
                        Contra Costa County (California)
                        Employees' Retirement Association        1995       49

- ----------------------
*Interested Person of the Trust. See "Information Regarding the Trust" for further discussion.
EXECUTIVE OFFICERS

     The executive officers of the Trust are elected by the Board of Trustees and serve one-year terms.

Stephen F. Coyle*

     Chief Executive Officer (February 1992 - current)
     Age: 50
     Prior experience:     Director,
                             Boston Redevelopment Authority
                             (1984-1992) (chief executive of municipal planning, housing and economic redevelopment agency)

William C. Tutt*

     Financial Manager (March 1986 - current)
     Age:  55
     Prior experience:     Deputy Financial Manager,
                             AFL-CIO Housing Investment Trust
                             (1983-1986)
                           Financial Manager and Deputy Financial Manager,
                             AFL-CIO Mortgage Investment Trust
                             (1979-1983)

Michael M. Arnold*

     Director of Investor Relations (April 1985 - current)
     Age:  56
     Prior experience:     Executive Director,
                             AFL-CIO Human Resources Development Institute (1979-1985)

Helen R. Kanovsky*

     General Counsel (January 1995 - current)
     Age:  45
     Prior experience:     Executive Vice President and General Counsel,
                             GE Capital Asset Management Corporation
                             (1990-1995)
                           Executive Vice President and General Counsel,
                             (previously Litigation Counsel)
                             Skyline Financial Services Corporation
                             (1986-1990)

INFORMATION REGARDING THE TRUST

     The Trustees and executive officers listed above whose names are marked in this Proxy Statement with an asterisk (*) may be considered "interested persons" of the Trust, within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended ("Investment Company Act") because

- ----------------------
*Interested Person of the Trust. See "Information Regarding the Trust" for further discussion. of their employment by the Trust, the AFL-CIO, sponsor of the Trust, or one of the member unions of the AFL-CIO, although the Trust does not concede that they are interested persons within the meaning of that Section.

     Because the Trust purchases its investments on a "net" basis, the Trust paid no commissions during the 1995 fiscal year on its transactions.

     There have been no transactions since the beginning of the Trust's last fiscal year and there are no currently proposed transactions to which the Trust was or is to be a party, in which the amount involved exceeds $60,000 and in which any of the following persons had or will have a material interest: (a) any Trustee or Executive Officer of the Trust; (b) any member of the immediate family of the foregoing persons; or (c) any Participant known to the Trust to own of record or beneficially more than 5 percent of the Trust's outstanding Units of Participation. None of the foregoing persons or Participants has been indebted to the Trust since the beginning of its last fiscal year in an amount in excess of $60,000 (nor has any corporation or organization of which any of the foregoing persons is an executive officer, partner or 10 percent beneficial owner, or any trust or other estate in which any of the foregoing persons is a trustee or has a substantial beneficial interest).

ORGANIZATION OF THE BOARD OF TRUSTEES

    The Trust maintains four committees: the Executive Committee, the Asset Management and Program Development Committee, the Marketing Committee, and the Legal and Audit Committee. The Executive Committee is currently composed of Chairman Ravitch, who serves as chairman of the Committee, Management Trustee Stanley, who serves as vice chairman of the Committee, and Union Trustee Sweeney*. The Executive Committee has all the authority of the Board of Trustees when the Board is not in session and met 9 times during 1995. The Executive Committee also functions as a nominating committee. In such capacity, it will consider nominees recommended by security holders. As of the date hereof, it has not established any specific procedures to be followed in submitting recommendations.

     The Asset Management and Program Development Committee monitors the Trust's investment practices and policies, reviews proposed changes thereto, and considers new investment practices and policies. This Committee is currently composed of Union Trustees Georgine*, Hanley*, Joyce*, Moore*, and Sweeney*, and Management Trustees Duvernay, Spear and Stanley. Mr. Moore* serves as chairman of this Committee, which met 2 times during 1995.

     The Marketing Committee oversees the marketing policies and strategies of the Trust. This Committee is currently composed of Union Trustees
Lucassen* and Monroe*, and Management Trustees Knoll, LaVere, Fleischer and Spear. Mr. Lucassen* served as chairman of this Committee, which met 2 times during 1995.


- ----------------------
*Interested Person of the Trust. See "Information Regarding the Trust" for further discussion.
     The Legal and Audit Committee monitors the legal and accounting practices and performance of the Trust's staff and of its counsel and independent public accountants. This Committee is currently composed of Management Trustees Miller, Stanley and Weigert, and Union Trustees Coia*, Hurt* and Joyce*. Mr. Miller served as chairman of this Committee, which met 2 times during 1995.

     No committee functions as a compensation committee as such. The Executive Committee, however, does make recommendations to the Board of Trustees concerning compensation payable to Trustees acting in their capacities as trustees, and compensation payable to executive officers.

     The Board of Trustees met 2 times during the Trust's fiscal year ended December 31, 1995, while the four committees of the Board of Trustees met a total of 11 times. Trustees Coia, McEntee, Joyce, Monroe, Duvernay, LaVere and Georgine attended fewer than 75 percent of the aggregate of the total number of Board of Trustees meetings and total number of meetings of all committees of which they were members during the 1995 fiscal year; however, Trustees Joyce, Monroe, Duvernay, LaVere and Georgine attended at least 50 percent of the aggregate of the total number of Board of Trustees meetings and assigned committee meetings.

               COMPENSATION OF TRUSTEES AND EXECUTIVE OFFICERS

     During the fiscal year ended December 31, 1995, the Chairman received an annual fee of $10,000, and he also received $10,000 representing unpaid annual fees for the fiscal year ended December 31, 1994. The Trust paid each Management Trustee who did not waive such fee $500 per day for attendance at Board of Trustees meetings and committee meetings. The Trust paid no fee to any Union Trustee. The aggregate compensation paid to Trustees in the year ended December 31, 1995 was $27,500. The Trust reimbursed all Trustees for out-of-pocket expenses incurred in attending Board of Trustees and committee meetings.

     During the fiscal year ended December 31, 1995, the Trust employed Stephen Coyle as Chief Executive Officer pursuant to an employment agreement. During that period, Mr. Coyle's total cash compensation for time devoted to Trust matters was $122,753.30 in salary and cash compensation, $45,133.41 of deferred compensation and interest on compensation previously deferred received in lieu of participation in the Retirement Plan, and $1,050.00 in matching funds under the 401(k) Plan. Pursuant to his employment agreement, Mr. Coyle was also entitled to receive health and welfare and life insurance benefits substantially equivalent to those provided by the AFL-CIO for department heads.

     The following table sets forth all compensation, including deferred compensation, which was paid during 1995 to all executive officers and directors of the Trust.

- ----------------------
*Interested Person of the Trust. See "Information Regarding the Trust" for further discussion.

                        1995 COMPENSATION TABLE

NAME OF PERSON,     AGGREGATE      PENSION          ESTIMATED    TOTAL
POSITION            COMPENSATION   OR RETIREMENT    ANNUAL       COMPENSATION
                    FROM TRUST<F1> BENEFITS         BENEFITS     FROM TRUST
                    ($)            ACCRUED AS       UPON         PAID TO
                                   PART OF TRUST    RETIREMENT   DIRECTORS<F2>
                                   EXPENSES ($)     <F11>($)     ($)
- ------------------------------------------------------------------------------
Stephen Coyle<F3>
 Chief Executive       $122,753.30    $46,183.41   can not be        not
 Officer                                           determined     applicable

William C. Tutt<F4>                                                  not
  Financial Manager    $126,877.52    $22,367.07   $79,708.75     applicable

Michael M. Arnold<F5>
  Director of          $ 88,722.36    $22,367.07   $32,733.73        not
  Investor Relations                                               applicable

Helen R. Kanovsky<F6>                               not yet           not
  General Counsel      $ 80,201.95    $21,516.52    vested         applicable

Richard Ravitch,
  Chairman             $ 20,000.00          0.00         0.00       20,000.00

Arthur A. Coia*,
  Union Trustee        $      0.00    $     0.00         0.00       $    0.00

Thomas R. Donahue*,<F7>
  Union Trustee        $      0.00    $     0.00   $     0.00       $    0.00

Terence R. Duvernay,
  Management Trustee   $      0.00    $     0.00   $     0.00       $    0.00

Alfred J. Fleischer,
  Management Trustee   $   1,000.00   $     0.00   $     0.00       $1,000.00

Robert A. Georgine*,
  Union Trustee        $       0.00   $     0.00   $     0.00       $    0.00

Francis X. Hanley*,
  Union Trustee        $       0.00   $     0.00   $     0.00       $    0.00

Frank Hurt*,
  Union Trustee        $       0.00   $     0.00   $     0.00       $    0.00

- ----------------------
*Interested Person of the Trust.  See "Information Regarding the Trust" for
further discussion.
John T. Joyce*,
  Union Trustee        $       0.00   $     0.00    $    0.00       $    0.00

Joseph Lane Kirkland*,<F8>
  Union Trustee        $       0.00   $     0.00    $    0.00       $    0.00

Catherine Baker Knoll,
  Management Trustee   $       0.00   $     0.00    $    0.00       $    0.00

H.D. LaVere,
  Management Trustee   $       0.00   $     0.00    $    0.00       $    0.00

Sigurd Lucassen*,<F9>
  Union Trustee        $       0.00   $     0.00    $    0.00       $    0.00

Gerald McEntee*,<F9>
  Union Trustee        $       0.00   $     0.00    $    0.00       $    0.00

George Miller,
  Management Trustee   $   2,000.00   $     0.00    $    0.00       $ 2,000.00

Jack F. Moore*,
  Union Trustee        $       0.00   $     0.00    $    0.00       $     0.00

A.L. Monroe*,
  Union Trustee        $       0.00   $     0.00    $    0.00       $     0.00

Anthony R. Presutto<F10>
  Management Trustee   $   1,000.00   $     0.00    $    0.00       $ 1,000.00

Marlyn J. Spear,
  Management Trustee   $       0.00   $     0.00    $    0.00       $     0.00

Tony Stanley,
  Management Trustee   $   3,500.00   $     0.00    $    0.00       $ 3,500.00

John Sweeney*,
  Union Trustee        $       0.00   $     0.00    $    0.00       $     0.00

Richard Trumka*,
  Union Trustee        $       0.00   $     0.00    $    0.00       $     0.00

Patricia F. Wiegert*,
  Management Trustee   $       0.00   $     0.00    $    0.00       $     0.00
- ----------------------
*Interested Person of the Trust.  See "Information Regarding the Trust" for
further discussion.

- ---------------------
<F1> Compensation figures represent 100% of each executive officer's compensation for time devoted to Trust matters. Approximately 31% of Mr. Coyle's time, 0% of Mr. Tutt's time, 30% of Mr. Arnold's time and 33% of Ms. Kanovsky's time was devoted to matters relating to the AFL-CIO Building Investment Trust ("BIT"), which is not a registered 1940 Act company. Mr. Coyle receives compensation from BIT in addition to the amount set forth above.

<F2> Includes compensation on from the Trust and all other registered 1940 Act companies that have a common investment advisor with the Trust, or an investment advisor that is an affiliated person of the Trust's investment advisor.

<F3> Aggregate Compensation includes $1,820.00 of deferred compensation in 1995 under the 401(k) Plan, and excludes compensation deferred in lieu of participation in the
     Retirement Plan, and interest thereon. Pension or Retirement Benefits Accrued as Part of Trust Fund Expenses includes $1,050.00 of matching funds accrued under the 401(k) Plan and $45,133.41 of deferred compensation in lieu of participation in the Retirement Plan. The total amount of compensation deferred by Mr. Coyle through December 31, 1995 in lieu of participation in the Retirement Plan, including interest, is $107,166.83, and the total amount deferred under the 401(k) Plan, through December 31, 1995, including interest and Trust matching, is $5,036.66.

<F4> Aggregate Compensation includes $9,240.00 of deferred compensation in
     1995 under the 401(k) Plan, and excludes amounts contributed to the Retirement Plan on Mr. Tutt's behalf. Pension or Retirement Benefits Accrued as Part of
     Trust Fund Expenses includes $1,050.00 of matching funds accrued under the 401(k) Plan and $21,317.07 contributed to the Retirement Plan in 1995. The total amount of compensation deferred by Mr. Tutt as of December 31, 1995 under the 401(k) Plan, including interest and Trust matching, is $88,456.71.

<F5> Aggregate Compensation includes $9,240.00 of deferred compensation in
     1995 under the 401(k) Plan and excludes amounts contributed to the Retirement Plan on Mr. Arnold's behalf. Pension or Retirement Benefits Accrued as Part of Trust Fund Expenses includes $1,050.00 of matching funds accrued under the 401(k) Plan and $21,317.07 contributed to the Retirement Plan in 1995. The total amount of compensation deferred by Mr. Arnold as of December 31, 1995 under the 401(k) Plan, including interest and Trust matching, is $138,723.91.

<F6> Aggregate Compensation includes $1,040.00 of deferred compensation in
     1995 under the 401(k) Plan and excludes amounts contributed to the Retirement Plan on Ms. Kanovsky's behalf. Pension or Retirement Benefits Accrued as Part of Trust Fund Expenses includes $1,040.00 of matching funds accrued under the 401(k) Plan and $20,476.52 contributed to the
     Retirement Plan in 1995. The total amount of compensation deferred by Ms. Kanovsky as of December 31, 1995 under the 401(k) Plan, including interest and Trust matching, is $1,877.93.

<F7> After leaving his position as Secretary-Treasurer of the AFL-CIO in 1995, former Union Trustee Donahue resigned from the Board. He will not stand for reelection.

<F8> After leaving his position as President of the AFL-CIO in 1995, former
     Union Trustee Kirkland resigned from the Board. He will not stand for reelection.

<F9> Union Trustees Lucassen and McEntee and Management Trustee Knoll will not stand for reelection.

<F10>Management Trustee Presutto passed away in February, 1996.

<F11>The Internal Revenue Code limits the permissable benefit payments that may be paid under the Retirement Plan. Consequently, the amounts of retirement benefits that actually may be paid to individual employees may be significantly lower than as shown, depending on several factors, including, but not limited to, the employee's years of service, level of compensation, and actual year of retirement.

     Prior to October 1, 1990, the Trust had not established or adopted any bonus, profit sharing, pension, retirement, stock purchase, or other compensation or incentive plans for its officers and employees. Personnel (other than the Chief Executive Officer) were provided pursuant to a Personnel Contract between the Trust and the AFL-CIO, whereby the Trust reimbursed the
AFL-CIO for the AFL-CIO's costs of employing the personnel. While the Personnel Contract was in effect, the personnel participated in the AFL-CIO Deferred Compensation Plan (the "401(k) Plan"), a defined contribution plan, and were subject to the AFL-CIO Staff Retirement Plan ("Retirement Plan"), a defined benefit plan. Any amounts contributed by the AFL-CIO on behalf of such personnel pursuant to the Retirement Plan were reimbursed by the Trust pursuant to the Personnel Contract. The Trust adopted the Retirement Plan for all of its employees except for its Chief Executive Officer, effective as of October 1, 1990. Also, effective October 1, 1990, the Trust adopted the 401(k) Plan for all of its employees including its Chief Executive Officer (and subsequent Chief Executive Officers).

THE RETIREMENT PLAN

     Under the Retirement Plan, contributions are based on an eligible employee's base salary. In general, rates are determined actuarially every other year. As of June 30, 1995, contributions were 17.5 percent of an eligible employee's base salary. During 1995, the base salaries of Mssrs. Tutt and Arnold were both $120,435 and Ms. Kanovsky was $115,700.

     The Retirement Plan is open to employees of the AFL-CIO and other participating employers approved by the Retirement Plan's board of trustees that make contributions to the Retirement Plan on their behalf. Such employees become members of the Retirement Plan on their first day of employment that they are scheduled to work at least 1,000 hours during the next 12 consecutive months.

     The Retirement Plan provides a normal retirement pension to eligible employees for life, beginning at age 65. The amount of this pension depends on salary and years of credited service at retirement. Eligible employees will receive 2.80 percent of the average of their highest three years' earnings ("Final Average Salary") for each year of credited service up to 25 years, and 0.5 percent of their Final Average Salary of each year of credited service over 25 years. Eligible employees must have at least five years of service to retire and receive a monthly pension. Eligible employees generally earn credited service toward their pension for each year that they work for a participating employer.

     An eligible employee can also receive full benefits after reaching age 55, if his or her age plus his or her years of service equals 80 or more. It is also possible for an employee who meets the combination of 80 requirement to retire after age 50, but in such event benefits would be reduced 4 percent for each year or portion thereof that the employee is less than 55 years old.

     Set forth below is a table showing estimated annual benefits payable upon retirement<F12> in specified compensation and years of service classifications. As of the date hereof, Mr. Tutt, Mr. Arnold and Ms. Kanovsky have approximately 35, 11 and 1 credited years of service, respectively, under the Retirement Plan.

                              Years of Service
                              ----------------
Final Average
  Salary           15<F13>      20<F13>       25<F13>      30<F14>     35<F14>
- ------------------------------------------------------------------------------
$50,000       $   21,000     $   28,000    $   35,000    $  36,250   $  37,500
 70,000           29,400         39,200        49,000       50,750      52,500
100,000           42,000         56,000        70,000       72,500      75,000

<F12>The Internal Revenue Code limits the permissable benefit payments that may be paid under the Retirement Plan. Consequently, the amounts of retirement benefits that actually may be paid to individual employees may be significantly lower than as shown, depending on several factors, including, but not limited to, the employee's years of service, level of compensation, and actual year of retirement.

<F13>2.80 percent per year up to 25 years.
<F14>0.5 percent per year for years over 25 years.

     Benefits listed in the table are not subject to any deduction for Social Security benefits or other offset amounts.

THE 401(K) PLAN

     Under the 401(k) Plan, an eligible employee may agree with the Trust to set aside up to 10 percent of his or her base salary (that is, base weekly pay exclusive of bonuses, lump-sum payments, or over-time pay), up to a maximum of $9,500 in 1996. In 1996, the Trust will match dollar-for-dollar the first $1,150 contributed. The amount set aside by an eligible employee and the amount of the Trust's matching contribution, if any, will be deposited in a trust account in the employee's name.

     An employee of the Trust is eligible to participate (i) if the employee is a full-time employee, or (ii) if the employee is a temporary employee who has been credited with 1,000 hours of service for any year beginning with the date, or any subsequent anniversary date, of the employee's commencement of employment with the Trust.

     When a participating employee terminates his or her employment, retires, or becomes disabled, the employee will be able to receive as a lump sum payment the salary reduction amounts that were contributed to the Trust on the employee's behalf, the additional amounts that the Trust contributed to the trust account on the employee's behalf, plus income (less the employee's allocated share of expenses) earned on these contributions.

     If the employee continues to work for the Trust, the employee cannot withdraw these amounts unless the employee has reached the age of 59 1/2 or has a financial hardship. A financial hardship is one that is of such magnitude that it would impair the employee's financial security. The employee will be required to present evidence of the financial hardship and upon submission of such evidence may be entitled to withdraw an amount, up to the balance in the employee's account, to meet the immediate financial need.

     The amount in an employee's account must be distributed to the employee within 60 days following the later of (i) the calendar quarter in which the employee reaches age 70 1/2 or (ii) the calendar quarter in which the employee terminates employment with the Trust. Additionally, these amounts must be distributed no later than 60 days following the year in which the latest of the following occurs: (i) the employee's attainment of age 65; (ii) the tenth anniversary of the employee's participation in the 401(k) Plan; or (iii) termination of the employee's employment.

     A participating employee may borrow from his or her account subject to certain prescribed limitations.

     The following table sets forth the amounts paid or distributed pursuant to the 401(k) Plan in 1995 to the executive officers listed in the Compensation Table above, and the amounts deferred and accrued pursuant to the 401(k) Plan for the accounts of such individuals during 1995, the distribution or unconditional vesting of which are not subject to future events.

Name of Individual or    Amount Paid or     Amount         Employer
Number of Group          Distributed ($)    Deferred ($)   Matching ($)
- -----------------------------------------------------------------------------
Stephen F. Coyle             -0-             1,820.00       1,050.00
William C. Tutt              -0-             9,240.00       1,050.00
Michael M. Arnold            -0-             9,240.00       1,050.00
Helen R. Kanovsky            -0-             1,040.00       1,040.00

All executive officers
as a group (4 persons)       -0-            21,340.00       4,190.00

                        DESIGNATION OF AUDITORS

PROPOSAL III:    TO RATIFY THE SELECTION OF KPMG PEAT MARWICK L.L.P. AS
                 INDEPENDENT PUBLIC ACCOUNTANTS

The Participants will be requested to ratify the Board of Trustees' selection of KPMG Peat Marwick L.L.P. as the independent public accountants for the Trust for the current fiscal year. Representatives of KPMG Peat Marwick L.L.P. will be present at the Meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.


                          VOTING PROCEDURES

     As to Proposals I, II and III, the vote required for approval will be a majority of the Units represented in person or by proxy at the Meeting. Each Unit is entitled to one vote. A quorum for the Meeting is the presence in person or by proxy of Participants holding a majority of Units outstanding at the close of business on May 1, 1996.

             PROPOSALS FOR 1997 ANNUAL MEETING OF PARTICIPANTS

     Participants who wish to make a proposal to be included in the Trust's proxy statement and form of proxy for the Trust's 1997 Annual Meeting of Participants (expected to be held in April 1997) must cause such proposal to be received by the Trust at its principal office not later than December 16, 1996.

                             OTHER MATTERS

     The Trust currently has no independent investment adviser other than Wellington Management Company, whose Investment Advisory Agreement with the Trust was approved by Participants at the Trust's 1992 Annual Meeting. Wellington Management, a Massachusetts general partnership, is a registered investment adviser with principal offices located at 75 State Street, Boston, Massachusetts 02109. Its Managing Partners are Robert W. Doran, Duncan M. McFarland and John R. Ryan. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowment funds, foundations, and other institutions and individuals. The Investment Advisory Agreement requires Wellington Management Company to furnish investment advisory services concerning certain of the short-term, liquid assets in the Trust's portfolio designated by the Trust from time to time. Investment decisions with respect to Trust assets other than those subject to the Investment Advisory Agreement with Wellington Management Company are made by the Chief Executive Officer and by the Financial Manager of the Trust under the supervision of the Executive Committee and, ultimately, the Board of Trustees. Because both the Chief Executive Officer and the Financial Manager are officers of the Trust and neither is engaged in the business of providing securities investment advice to others, neither the Chief Executive Officer nor the Financial Manager is registered as an investment adviser under the Investment Advisers Act. For the foregoing reasons, the Participants will not be asked at the Meeting to approve any investment advisory contract relating to the Chief Executive Officer or the Financial Manager.

     At the date of this Proxy Statement, the Trustees know of no other matters that may come before the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the Units represented by such Proxy in accordance with their best judgment.

     Participants who are unable to attend the Meeting in person are urged to forward their Proxies without delay. A prompt response will be appreciated.


                             By Order of the Board of Trustees




                             STEPHEN F. COYLE, Chief Executive Officer
                      AFL-CIO HOUSING INVESTMENT TRUST
                              ________________

                                   PROXY
                              ________________

                     1996 ANNUAL MEETING OF PARTICIPANTS

     The undersigned hereby appoints William C. Tutt and Michael M. Arnold and each of them with power to act without the other and with full power of substitution, as proxies for and on behalf of the undersigned, to vote all Units of Participation which the undersigned is entitled to vote at the Annual Meeting of Participants to be held June 24, 1996 and all adjournments thereof, with all the powers that the undersigned would possess if personally present and particularly (but without limiting the generality of the foregoing) to vote and act as follows:


     (1) For the election of a Chairman to serve until the 1997 Annual Meeting of Participants and until his successor is elected and qualifies:

                            Richard Ravitch

                    FOR [   ]   AGAINST [  ]  ABSTAIN  [  ]

     (2) For the election of four Class I Union Trustees and three Class I Management Trustees to serve until the 1999 Annual Meeting of Participants and until their successors are elected and qualify:


                  *Francis X. Hanley (Class I Union Trustee)

                    FOR [   ]   AGAINST [  ]  ABSTAIN  [  ]


                   *Richard L. Trumka (Class I Union Trustee)

                    FOR [   ]   AGAINST [  ]  ABSTAIN  [  ]


                    H. D. LaVere (Class I Management Trustee)

                    FOR [   ]   AGAINST [  ]  ABSTAIN  [  ]


                   Linda Chavez-Thompson (Class I Union Trustee)

                    FOR [   ]   AGAINST [  ]  ABSTAIN  [  ]


                    Walter Kardy (Class I Management Trustee)

                    FOR [   ]   AGAINST [  ]  ABSTAIN  [  ]

                    George Latimer (Class I Management Trustee)

                    FOR [   ]   AGAINST [  ]  ABSTAIN  [  ]

- ----------------------
*Interested Person of the Trust. See "Information Regarding the Trust" for further discussion.

     (3) For ratification of the Board of Trustees' selection of KPMG Peat Marwick L.L.P. as independent public accountants for the Trust's 1996 fiscal year:


                    FOR [   ]   AGAINST [  ]  ABSTAIN  [  ]


and upon such other matters as may properly come before the meeting.

     The Trustees recommend a vote FOR the above items. ITEMS NOT MARKED OTHERWISE WILL BE TREATED AS A VOTE FOR THE ITEM. You may strike through or manually cross out the name of any nominee for Chairman or Trustee for which you wish to withhold authority to vote.

     The Units of Participation represented hereby will be voted in accordance with instructions contained in this Proxy.

     The undersigned hereby ratifies and confirms all that said proxies or their substitutes or any of them may lawfully do by virtue hereof. The undersigned hereby acknowledges receipt of the Notice of 1996 Annual Meeting of Participants dated May 31, 1996 and the Proxy Statement dated June 3, 1996.

Dated:        , 1996


     Participant:
                  ------------------------------------------------------

              By:
                  -------------------------------------------------------
                  (Signature)

                  -------------------------------------------------------
                  (Name - please print)

            Title:
                  --------------------------------------------------------
  Number of Units:
                  --------------------------------------------------------


     Please sign your name and indicate your capacity as attorney, trustee or official of a Participant.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST.

IMPORTANT - PLEASE SIGN, DATE AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED SELF-ADDRESSED, STAMPED ENVELOPE. YOU MAY FAX A COPY OF THE PROXY TO THE TRUST AS LONG AS THE MANUALLY EXECUTED ORIGINAL PROXY IS MAILED NO LATER THAN JUNE 24, 1996, THE DATE OF THE ANNUAL MEETING. The Trust's fax number is 202/331-8190.